Exhibit 99.1

Independent Accountant’s Report

Audit Committee
Horizon Technology Finance Corporation
312 Farmington Ave
Farmington, CT 06032

And

KeyBanc Capital Markets, Inc.
1301 Avenue of the Americas, 37th Floor
New York, NY 10019

We have performed the procedures enumerated below on certain records and transactions of Horizon Technology Finance Corporation (the Company) for the purpose of assisting the Company and KeyBanc Capital Markets, Inc. (collectively the “Specified Parties”) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2022-1 in accordance with the confidential Preliminary Offering Memorandum. Management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2022-1 in accordance with the confidential Preliminary Offering Memorandum. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2022-1 in accordance with the confidential Preliminary Offering Memorandum. Additionally, KeyBanc Capital Markets, Inc. has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings
For the purposes of this report:

i.	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files, signed secured promissory note and signed venture loan and security agreement shall be herein referred to as “Specified Attributes.”
On September 22, 2022, the Specified Parties provided us with 46 individual customer loans (“Underlying Assets”), and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated September 27, 2022, on all 46 individual customer loans. From September 27, 2022 to October 10, 2022, we were provided with the source documents referenced in Exhibit A related to the Underlying Assets.

For the Underlying Assets, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents.

For the Underlying Assets, we compared the scheduled secured promissory note maturity date based on the term of the secured promissory note set forth on the Loan Data File and the due date for the first scheduled principal and interest payment set forth on the Loan Data File. We noted no exceptions in our comparison to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the Underlying Assets:

•	Inspected presence of an electronic copy of signed venture loan and security agreement, signed secured promissory note, and funding certificate.

•	Inspected presence of state-approved UCC-1 Filing certificate or application.

We noted no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2022-1 in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the audit committee and management of Horizon Technology Finance Corporation and KeyBanc Capital Markets, Inc., and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Hartford, Connecticut
October 14, 2022

Exhibit A
Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Borrower	Venture Loan and Security Agreement and Secured Promissory Note
2	Loan	Venture Loan and Security Agreement and Secured Promissory Note
3	Original Balance	Venture Loan and Security Agreement, Secured Promissory Note, and Amortization Schedule
4	Outstanding Balance	Amortization Schedule
5	Balloon Payment	Amortization Schedule
6	Origination Date	Secured Promissory Note
7	Maturity Date	Venture Loan and Security Agreement and Secured Promissory Note
8	Remaining Term (Months)	Amortization Schedule
9	Remaining IO (Months)	Amortization Schedule
10	Remaining Amort (Months)	Amortization Schedule
11	Funding Term (Months)	Venture Loan and Security Agreement, Secured Promissory Note, and Amortization Schedule
12	Seasoning (Months)	Amortization Schedule
13	IO Period End Date	Venture Loan and Security Agreement and Secured Promissory Note
14	Coupon	Venture Loan and Security Agreement
15	Floating Rate Index	Venture Loan and Security Agreement
16	Index Floor	Venture Loan and Security Agreement, Secured Promissory Note, and Amortization Schedule
17	Floating Rate Margin	Venture Loan and Security Agreement and Amortization Schedule
18	Exit Fee %	Venture Loan and Security Agreement, Secured Promissory Note, and Amortization Schedule
19	Payment Frequency	Venture Loan and Security Agreement and Secured Promissory Note

Exhibit B
Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated September 27, 2022.

Specified Attribute
Target Industry
Industry Sector
Credit Rating
Stage
Description of Technology
Lien Position
Other Senior/Pari Passu Debt
Enterprise Value
LTV
Interest Day Count Method
Exit Fee
Cash Yield